SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K




Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)    September 24, 1996



                  MULTIVEST REAL ESTATE FUND, LTD. SERIES V
           (Exact name of registrant as specified in its charter)

                    Commission file number    0-7239

            Michigan                           38-6258639
(State or other jurisdiction of              (IRS Employer
incorporation or organization)            Identification No.)


6100 Glades Road, Suite 205
Boca Raton, Florida                              33434
(Address of principal executive offices)      (Zip Code)



                                  (561) 487-6700
            (Registrant's telephone number, including area code)



(Former name, former address and former fiscal year, if changed since last report)

















                  MULTIVEST REAL ESTATE FUND, LTD. SERIES V
                      (a Michigan limited partnership)




Item 2. Acquisition or Disposition of Assets.


The partnership has sold it's remaining assets and continues toward the final liquidation and dissolution of the partnership.


On September 24, 1996, the partnership sold Greenhaven Apartments in Addison, Texas, for $7,800,000 cash less the underlying mortgage of approximately $821,355, less proration expenses.

On September 24, 1996, the partnership sold Manitoba Apartments in Fort Worth, Texas, for $3,000,000 cash less the underlying mortgage of approximately $480,713, less proration expenses.

On September 24, 1996, the partnership sold Rock Island Apartments in Irving, Texas, for $2,200,000 cash less the underlying mortgage of approximately $2,028,852, less proration expenses.

                    MULTIVEST REAL ESTATE FUND, LTD. SERIES V
                         (a Michigan limited partnership)






                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         MULTIVEST REAL ESTATE FUND, LTD.
                                         Series V, a Michigan Limited
                                         Partnership,
                                             (Registrant)

                                         By:  MULTIVEST REAL ESTATE, INC.

                                              a Delaware corporation
                                         Its: Corporate General Partner



Date: October 7, 1996                    RICHARD L. DAVIS

                                         Richard L. Davis
                                         President -
                                         Chief Executive Officer





Date: October 7, 1996                    JOHN J. KAMMERER

                                         John J. Kammerer
                                         Principal Accounting Officer